UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 16, 2016

Liberty Global plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom

W6 8BS

(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Ziggo Notes

Overview

As more fully described below, on September 16, 2016, (i) Ziggo Secured Finance B.V., a private limited liability company incorporated under the laws of the Netherlands (“Ziggo Secured Finance”), agreed to sell, subject to certain conditions, the Ziggo Senior Secured Notes (as defined below), and (ii) Ziggo Bond Finance B.V., a private limited liability company incorporated under the laws of the Netherlands (“Ziggo Bond Finance”), agreed to sell, subject to certain conditions, the Ziggo Senior Notes (as defined below, and together with the Ziggo Senior Secured Notes, the “Ziggo Notes”). Ziggo Secured Finance is a wholly-owned subsidiary of Ziggo Bond Finance, and Ziggo Bond Finance is a wholly-owned subsidiary of Stichting Eldfell, a Dutch foundation (stichting). Although each of Ziggo Secured Finance and Ziggo Bond Finance is a special purpose financing company that is 100% owned by a third party, both Ziggo Secured Finance and Ziggo Bond Finance are consolidated by Ziggo Group Holding B.V. (“Ziggo Group Holding”), an indirect wholly-owned subsidiary of Liberty Global plc (“Liberty Global”).

The Ziggo Notes were issued in relation to the previously announced proposed transaction (the “JV Transactions”), pursuant to which Liberty Global and Vodafone Group Plc (“Vodafone Group”), through their respective wholly-owned subsidiaries, have agreed to form a 50-50 joint venture (the “JV”). The JV will combine the business of Ziggo Group Holding and its subsidiaries (together, the “Ziggo Group”) and the mobile business of Vodafone Group in the Netherlands, comprising Vodafone Libertel B.V. (“Vodafone Netherlands”) and its subsidiaries. Following completion of the JV Transactions, each of Liberty Global Europe B.V. and Vodafone International Holdings B.V. will own a 50% interest in the JV. It is anticipated that that the JV Transactions will close around the end of 2016; however, no assurance can be given that the JV Transactions will be completed as described or at all.

Other than as described below, the Ziggo Notes contain certain covenants, events of default and change of control provisions, in addition to other terms and conditions, which are substantially similar to the general terms and conditions of other Liberty Global SPE Notes. See note 10 to the consolidated financial statements included in Liberty Global’s 2015 Annual Report on Form 10-K.

The summary, terms, conditions and provisions of the issuance of the Ziggo Notes and the intended use of the proceeds therefrom are qualified in their entirety by the disclosure below in this Current Report on Form 8-K/A and by each of the indentures governing the Ziggo Notes, copies of which are filed with this report as Exhibit 4.1 and 4.2, respectively, and are incorporated herein by reference.

Ziggo Senior Secured Notes

On September 16, 2016, Ziggo Secured Finance entered into a purchase agreement (the “Senior Secured Notes Purchase Agreement”) with, among others, Credit Suisse Securities (Europe) Limited, as representative of the several initial purchasers named therein (collectively, the “Ziggo Senior Secured Notes Initial Purchasers”), pursuant to which Ziggo Secured Finance agreed to sell, subject to the terms and conditions set forth therein, (i) $2,000.0 million aggregate principal amount of its 5.500% senior secured notes due 2027 (the “Ziggo Dollar Senior Secured Notes”) and (ii) €775.0 million aggregate principal amount of its 4.250% senior secured notes due 2027 (the “Ziggo Euro Senior Secured Notes”, and together with the Ziggo Dollar Senior Secured Notes, the “Ziggo Senior Secured Notes”), in each case at par, to the Ziggo Senior Secured Notes Initial Purchasers in a private offering in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended. The Ziggo Senior Secured Notes will mature on January 15, 2027. Interest on the Ziggo Senior Secured Notes will be payable semi-annually on each January 15 and July 15, beginning on July 15, 2017.

The Ziggo Senior Secured Notes were issued pursuant to an indenture (the “Ziggo Senior Secured Notes Indenture”), dated September 23, 2016 (the “Issue Date”), among Ziggo Secured Finance, as issuer, and Deutsche Trustee Company Limited, as trustee (the “Senior Secured Notes Trustee”).

On the Issue Date, Ziggo Secured Finance used $300.0 million from the proceeds of the Ziggo Dollar Senior Secured Notes (the “Funded Amount”) to fund one or more senior secured proceeds loans (referred to as “Senior Secured Proceeds Loans”) under a term loan facility agreement (the “Senior Secured Funded Facility”). Such Senior Secured Proceeds Loans were used to refinance existing indebtedness of the Ziggo Group (the “Initial Senior Secured Ziggo Refinancing”).

Pending consummation of the JV Transactions, the proceeds of the offering of the Ziggo Senior Secured Notes, less the Funded Amount (the “Senior Secured Notes Escrowed Proceeds”), were deposited into segregated escrow accounts (together, the “Senior Secured Notes Escrow Accounts”) for the benefit of the holders of the relevant Ziggo Senior Secured Notes. The Senior Secured Notes Escrowed Proceeds may be released, subject to certain conditions, under the following circumstances: (i) upon consummation of the JV Transactions (the “JV Escrow Release Date”), to fund Senior Secured Proceeds Loans under the Senior Secured Funded Facility to one or more subsidiaries of Ziggo Group Holding or Vodafone Netherlands, in each case, for the purpose of funding a loan, dividend, distribution or other payment to Ziggo Group Holding and paying related fees and expenses; or (ii) if the JV Transactions are or will not be consummated on or before the date that is twelve months following the Issue Date (the “Longstop Date”), following notice from Ziggo Secured Finance, in order to fund Senior Secured Proceeds Loans under the Senior Secured Funded Facility to one or more subsidiaries of Ziggo Group Holding for the purpose of refinancing indebtedness of the Ziggo Group or for general corporate purposes of the Ziggo Group (the amount of Senior Secured Notes Escrowed Proceeds so released, the “Senior Secured Financing Amount”). If the Senior Secured Notes Escrowed Proceeds are released to fund additional senior secured proceeds loans, the aggregate principal amount of Ziggo Dollar Senior Secured Notes outstanding will be no less than $500.0 million, and the aggregate principal amount of the Ziggo Euro Senior Secured Notes, if any, will be no less than €400.0 million.

In the event that the JV Transactions are or will not be consummated on or before the Longstop Date, or upon the occurrence of certain other events (such date, the “Escrow Termination Date”), Ziggo Secured Finance will redeem all of the Ziggo Senior Secured Notes (other than (i) Ziggo Dollar Senior Secured Notes in an aggregate principal amount equal to the Funded Amount and (ii) Ziggo Senior Secured Notes in an aggregate principal amount equal to the Senior Secured Financing Amount) (the “Senior Secured Notes Special Mandatory Redemption”) at a redemption price equal to 100% of the principal amount of the Ziggo Senior Secured Notes redeemed plus accrued but unpaid interest and additional amounts, if any, to the date of the Senior Secured Notes Special Mandatory Redemption.

At any time on or prior to the earlier of the JV Escrow Release Date and the Escrow Termination Date, Ziggo Secured Finance may, at its option, elect to redeem all or a portion of the Ziggo Senior Secured Notes (other than Ziggo Dollar Senior Secured Notes in an aggregate principal amount equal to the Funded Amount (the “Senior Secured Notes Special Optional Redemption”) at a redemption price equal to 100% of the principal amount of the Ziggo Senior Secured Notes redeemed, plus accrued but unpaid interest (or issue price plus accreted original issue discount and accrued but unpaid interest, if applicable) and additional amounts, if any, to the date of the Senior Secured Notes Special Optional Redemption.

Subject to the Senior Secured Notes Special Optional Redemption, the Senior Secured Notes Special Mandatory Redemption, the Senior Secured Notes Equity Redemption (as defined below) and the Senior Secured Notes Partial Redemption (as defined below), the Ziggo Senior Secured Notes are non-callable until January 15, 2022. At any time prior to January 15, 2022, Ziggo Secured Finance may redeem some or all of the Ziggo Senior Secured Notes at a price equal to 100% of the principal amount of the Ziggo Senior Secured Notes redeemed plus accrued and unpaid interest to (but excluding) the redemption date at a “make-whole” premium, which is the present value of all remaining scheduled interest payments to the redemption date using the discount rate (as specified in the Ziggo Senior Secured Notes Indenture) as of the redemption date plus 50 basis points.

On or after January 15, 2022, Ziggo Secured Finance may redeem all, or from time to time a part, of the Ziggo Dollar Senior Secured Notes at the following redemption prices (expressed as a percentage of the principal amount) plus accrued and unpaid interest and additional amounts, if any, to the applicable redemption date, if redeemed during the twelve-month period commencing on January 15 of the years set forth below:

Year	Redemption Price
2022	102.750%
2023	101.833%
2024	100.917%
2025 and thereafter	100.000%

In addition, at any time prior to January 15, 2020, Ziggo Secured Finance may redeem up to 40% of the respective Ziggo Dollar Senior Secured Notes with the net proceeds of one or more specified equity offerings at a redemption price of 105.500% of the principal amount of the Ziggo Dollar Senior Secured Notes redeemed, plus accrued and unpaid interest and additional amounts, if any, to the date of redemption. In the event of a change of control or sale of certain assets, Ziggo Secured Finance may be required to make an offer to purchase the Ziggo Dollar Senior Secured Notes (the “Dollar Senior Secured Notes Equity Redemption”). Furthermore, prior to January 15, 2022, during each 12-month period commencing on the Issue Date, Ziggo Secured Finance may redeem up to 10% of the principal amount of the Ziggo Dollar Senior Secured Notes at a redemption price equal to 103% of the principal amount thereof plus accrued and unpaid interest to (but excluding) the redemption date (the “Dollar Senior Secured Notes Partial Redemption”).

On or after January 15, 2022, Ziggo Secured Finance may redeem all, or from time to time a part, of the Ziggo Euro Senior Secured Notes at the following redemption prices (expressed as a percentage of the principal amount) plus accrued and unpaid interest and additional amounts, if any, to the applicable redemption date, if redeemed during the twelve-month period commencing on January 15 of the years set forth below:

Year	Redemption Price
2022	102.125%
2023	101.417%
2024	100.708%
2025 and thereafter	100.000%

In addition, at any time prior to January 15, 2020, Ziggo Secured Finance may redeem up to 40% of the respective Ziggo Euro Senior Secured Notes with the net proceeds of one or more specified equity offerings at a redemption price of 104.250% of the principal amount of the Ziggo Euro Senior Secured Notes redeemed, plus accrued and unpaid interest and additional amounts, if any, to the date of redemption. In the event of a change of control or sale of certain assets, Ziggo Secured Finance may be required to make an offer to purchase the Ziggo Euro Senior Secured Notes (the “Euro Senior Secured Notes Equity Redemption”, and together with the Dollar Senior Secured Notes Equity Redemption, the “Senior Secured Notes Equity Redemption”). Furthermore, prior to January 15, 2022, during each 12-month period commencing on the Issue Date (as defined herein), Ziggo Secured Finance may redeem up to 10% of the principal amount of the Ziggo Euro Senior Secured Notes at a redemption price equal to 103% of the principal amount thereof plus accrued and unpaid interest to (but excluding) the redemption date (the “Euro Senior Secured Notes Partial Redemption”, and together with the Dollar Senior Secured Notes Partial Redemption, the “Senior Secured Notes Partial Redemption”).

Pursuant to the Senior Secured Funded Facility, the call provisions, maturity and applicable interest rate for each Senior Secured Proceeds Loan are the same as those of the Ziggo Senior Secured Notes described above.

Ziggo Senior Notes

On September 16, 2016, Ziggo Bond Finance entered into a purchase agreement (the “Senior Notes Purchase Agreement”) with, among others, Credit Suisse Securities (Europe) Limited, as representative of the several initial purchasers named therein (collectively, the “Ziggo Senior Notes Initial Purchasers”), pursuant to which Ziggo Bond Finance agreed to sell, subject to the terms and conditions set forth therein, $625.0 million aggregate principal amount of its 6.000% senior notes due 2027 (the “Ziggo Senior Notes”) at par, to the Ziggo Senior Notes Initial Purchasers in a private offering in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended. The Ziggo Senior Notes are payable semi-annually on each January 15 and July 15, beginning on July 15, 2017.

The Ziggo Senior Notes were issued pursuant to an indenture (the “Ziggo Senior Notes Indenture”), dated September 23, 2016, among Ziggo Bond Finance, as issuer, and Deutsche Trustee Company Limited, as trustee (the “Senior Notes Trustee”).

Pending consummation of the JV Transactions, the proceeds of the offering of the Ziggo Senior Notes (the “Senior Notes Escrowed Proceeds”), were deposited into a segregated escrow account for the benefit of the holders of the Ziggo Senior Notes. The Senior Notes Escrowed Proceeds may be released, subject to certain conditions under the following circumstances: (i) on the JV Escrow Release Date, to fund senior proceeds loans (referred to as “Senior Proceeds Loans”) under a term loan facility agreement (the “Senior Funded Facility”) to one or more subsidiaries of Ziggo Group Holding for the purpose of funding a loan, dividend, distribution or other payment to Ziggo Group Holding and paying related fees and expenses; or (ii) if the JV Transactions are or will not be consummated on or before the Longstop Date, following notice from Ziggo Bond Finance, in order to fund Senior Proceeds Loans under the Senior Funded Facility to one or more subsidiaries of Ziggo Group Holding for the purpose of refinancing indebtedness of Ziggo Group or for general corporate purposes of the Ziggo Group (the amount of Senior Notes Escrowed Proceeds so released, the “Senior Financing Amount”). If the Senior Notes Escrowed Proceeds are released to fund additional senior proceeds loans the aggregate principal amount of Ziggo Senior Notes outstanding, if any, will be no less than $500.0 million.

In the event that the JV Transactions are or will not be consummated on or before the Longstop Date, or on the Escrow Termination Date, Ziggo Bond Finance will redeem all of the Ziggo Senior Notes (other than the Ziggo Senior Notes in an aggregate principal amount equal to the Senior Financing Amount) (the “Senior Notes Special Mandatory Redemption”) at a redemption price equal to 100% of the principal amount of the Ziggo Senior Notes redeemed plus accrued but unpaid interest and additional amounts, if any, to the date of the Senior Notes Special Mandatory Redemption.

At any time on or prior to the earlier of the JV Escrow Release Date and the Escrow Termination Date, Ziggo Bond Finance may, at its option, elect to redeem all or a portion of the Ziggo Senior Notes (the “Senior Notes Special Optional Redemption”) at a redemption price equal to 100% of the principal amount of the Ziggo Senior Notes redeemed, plus accrued but unpaid interest (or issue price plus accreted original issue discount and accrued but unpaid interest, if applicable) and additional amounts, if any, to the date of the Senior Notes Special Optional Redemption.

Subject to the Senior Notes Special Optional Redemption, the Senior Notes Special Mandatory Redemption and the Senior Notes Equity Redemption (as defined below), the Ziggo Senior Notes are non-callable until January 15, 2022. At any time prior to January 15, 2022, Ziggo Bond Finance may redeem some or all of the Ziggo Senior Notes at a price equal to 100% of the principal amount of the Ziggo Senior Notes redeemed plus accrued and unpaid interest to (but excluding) the redemption date at a “make-whole” premium, which is the present value of all remaining scheduled interest payments to the redemption date using the discount rate (as specified in the Ziggo Senior Notes Indenture) as of the redemption date plus 50 basis points.

On or after January 15, 2022, Ziggo Bond Finance may redeem all, or from time to time a part, of the Ziggo Senior Notes at the following redemption prices (expressed as a percentage of the principal amount) plus accrued and unpaid interest and additional amounts, if any, to the applicable redemption date, if redeemed during the twelve-month period commencing on January 15 of the years set forth below:

Year	Redemption Price
2022	103.000%
2023	102.000%
2024	101.000%
2025 and thereafter	100.000%

In addition, at any time prior to January 15, 2020, Ziggo Bond Finance may redeem up to 40% of the respective Ziggo Senior Notes with the net proceeds of one or more specified equity offerings at a redemption price of 106.000% of the principal amount of the Ziggo Senior Notes redeemed, plus accrued and unpaid interest and additional amounts, if any, to the date of redemption. In the event of a change of control or sale of certain assets, Ziggo Bond Finance may be required to make an offer to purchase the Ziggo Senior Notes (the “Senior Notes Equity Redemption”).

Pursuant to the Senior Funded Facility, the call provisions, maturity and applicable interest rate for each Senior Proceeds Loan are the same as those of the Ziggo Senior Notes described above.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name

4.1	Indenture dated September 23, 2016 among Ziggo Secured Finance B.V., as Issuer, Deutsche Trustee Company Limited, as Trustee and Security Trustee, Deutsche Bank Trust Company Americas, as Dollar Paying Agent, Registrar and Transfer Agent, Deutsche Bank AG, London Branch, as Euro Paying Agent, and Deutsche Bank Luxembourg S.A., as Euro Registrar and Transfer Agent.

4.2	Indenture dated September 23, 2016 among Ziggo Bond Finance B.V., as Issuer, Deutsche Trustee Company Limited, as Trustee and Security Trustee, and Deutsche Bank Trust Company Americas, as Paying Agent, Registrar and Transfer Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: September 29, 2016